FOR IMMEDIATE RELEASE	Exhibit 99.1
Editor’s Contact:
Frank Berry
QLogic Corporation
Phone: (949) 389-6499
frank.berry@qlogic.com
Investor’s Contact:
Tony Massetti
QLogic Corporation
Phone: (949) 389-7533
tony.massetti@qlogic.com
QLOGIC REPORTS THIRD QUARTER
RESULTS FOR FISCAL YEAR 2007
Record Revenues and Earnings Achieved
Aliso Viejo, Calif., January 23, 2007 — QLogic Corporation (Nasdaq:QLGC), the leader in Fibre Channel host bus adapters (HBAs), stackable switches and blade server switches, today announced its third quarter financial results for the period ended December 31, 2006.
Third Quarter Highlights
•	Record revenue achieved for the 7th consecutive quarter.

•	Net revenue increased 22% from the comparable quarter last year to $157.6 million.

•	Income from continuing operations: $35.5 million GAAP, $44.9 million non-GAAP.

•	Income from continuing operations per diluted share: $0.22 GAAP, $0.28 non-GAAP.

•	$555.3 million in cash and marketable securities as of December 31.

•	Cash generated from operations was $42.2 million.
Financial Results
Net revenue for the third quarter of fiscal 2007 was a record $157.6 million and increased 22% from $129.2 million in the comparable quarter last year. Revenue from SAN Infrastructure Products, which is comprised primarily of HBAs, switches and silicon, was $152.5 million during the third quarter of fiscal 2007, an increase of 27% from the comparable quarter last year.
“We are very pleased with our financial performance during the third quarter, which was driven by another strong quarter of HBA revenue growth,” said H. K. Desai, the Company’s chief executive officer and president. “Our HBA revenue grew 33% from the comparable quarter last year and 14% sequentially.”

Income from continuing operations on a GAAP basis for the third quarter of fiscal 2007 was $35.5 million, or $0.22 per share on a diluted basis, and increased 12% from the comparable quarter last year. Non-GAAP income from continuing operations for the third quarter of fiscal 2007 was $44.9 million, or $0.28 per share on a diluted basis, and increased 43% from the comparable quarter last year.
The Company uses certain non-GAAP measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a complete reconciliation of each non-GAAP measure to the most directly comparable GAAP measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
QLogic’s fiscal 2007 third quarter conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer and president, and Tony Massetti, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com and via CCBN. Phone access to participate in the conference call is available at (719) 457-2626, pass code: 9939749 .
The financial information that the Company intends to discuss during the conference call will be available on the Company’s website at www.qlogic.com for 12 months following the conference call. A replay of the conference call will be available via webcast for 12 months on the Company’s website at www.qlogic.com. An audio replay of the conference call will also be available through February 6, 2007 at (719) 457-0820 or (888) 203-1112, pass code: 9939749 .
About QLogic
QLogic is a leading supplier of high performance storage networking solutions including Fibre Channel host bus adapters (HBAs), blade server embedded Fibre Channel switches, Fibre Channel stackable switches, iSCSI HBAs, iSCSI routers and storage services platforms for enabling advanced storage management applications. The Company is also a leading supplier of server networking products including InfiniBand host channel adapters that accelerate cluster performance. QLogic products are delivered to small-to-medium businesses and large enterprises around the world via its channel partner community. QLogic products are also powering solutions from leading companies like Cisco, Dell, EMC, Hitachi Data Systems, HP, IBM, NEC, Network Appliance and Sun Microsystems. QLogic is a member of the S&P 500 Index. For more information, go to http://www.qlogic.com.
Note: All QLogic-issued press releases appear on the Company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.

Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the Company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The Company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; revenues may be affected by changes in IT spending levels; the stock price of the Company may be volatile; the Company’s dependence on the storage area network market; the ability to maintain and gain market or industry acceptance of the Company’s products; the Company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the Company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; dependence on sole source and limited source suppliers; the Company’s dependence on relationships with certain silicon chip suppliers; the complexity of the Company’s products; sales fluctuations arising from customer transitions to new products; the uncertainty associated with SOX 404 compliance; environmental compliance costs; terrorist activities and resulting military actions; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; recognition of compensation expense related to employee stock options and the Company’s employee stock purchase plan; the decreased effectiveness of equity compensation; difficulties in implementing smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party licenses; the use of “open source” software in our products; changes in our tax provisions or adverse outcomes resulting from examination of our income tax returns; computer viruses and other tampering with the Company’s computer systems; and facilities of the Company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the Company’s operating and financial results are described in the Company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The Company urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the Company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	December 31,	October 1,	January 1,	December 31,	January 1,
	2006	2006	2006	2006	2006
Net revenues	$157,611	$145,298	$129,185	$439,601	$363,627
Cost of revenues	50,698	45,756	36,900	139,774	105,888

Gross profit	106,913	99,542	92,285	299,827	257,739

Operating expenses:
Engineering and development	34,003	32,619	22,797	99,542	64,573
Sales and marketing	21,586	20,108	16,100	64,095	46,950
General and administrative	7,238	7,594	4,362	23,274	12,444
Purchased in-process research and development	—	—	—	1,910	—

Total operating expenses	62,827	60,321	43,259	188,821	123,967

Operating income	44,086	39,221	49,026	111,006	133,772

Interest and other income	5,646	5,844	5,151	18,332	17,381

Income from continuing operations before income taxes	49,732	45,065	54,177	129,338	151,153

Income taxes	14,278	14,618	22,496	42,361	60,696

Income from continuing operations	35,454	30,447	31,681	86,977	90,457

Discontinued operations:
Income from operations, net of income taxes	—	—	4,570	—	30,595
Gain on sale, net of income taxes	—	—	129,987	—	129,987

Income from discontinued operations	—	—	134,557	—	160,582

Net income	$35,454	$30,447	$166,238	$86,977	$251,039

Income from continuing operations per share:
Basic	$0.22	$0.19	$0.20	$0.55	$0.52
Diluted	$0.22	$0.19	$0.19	$0.54	$0.51

Income from discontinued operations per share:
Basic	$—	$—	$0.83	$—	$0.92
Diluted	$—	$—	$0.83	$—	$0.91

Net income per share:
Basic	$0.22	$0.19	$1.03	$0.55	$1.44
Diluted	$0.22	$0.19	$1.02	$0.54	$1.42

Number of shares used in per share calculations:
Basic	158,532	158,468	161,317	159,516	174,426
Diluted	160,760	159,827	163,093	161,161	176,497

QLOGIC CORPORATION
RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP INCOME FROM CONTINUING OPERATIONS
(unaudited — in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	December 31,	October 1,	January 1,	December 31,	January 1,
	2006	2006	2006	2006	2006
GAAP income from continuing operations	$35,454	$30,447	$31,681	$86,977	$90,457
Items excluded from GAAP income from continuing operations:
Stock-based compensation	7,511	6,371	—	22,546	—
Amortization of purchased intangible assets	2,370	2,370	—	7,851	—
Acquisition-related stock-based compensation	2,337	2,593	212	7,809	212
Purchased in-process research and development	—	—	—	1,910	—
Insurance recovery	—	—	(700)	—	(700)
Income tax effect	(2,777)	(3,441)	194	(10,205)	194

Total non-GAAP adjustments	9,441	7,893	(294)	29,911	(294)

Non-GAAP income from continuing operations	$44,895	$38,340	$31,387	$116,888	$90,163

Diluted income from continuing operations per share:
GAAP income from continuing operations	$0.22	$0.19	$0.19	$0.54	$0.51
Adjustments	0.06	0.05	—	0.19	—

Non-GAAP income from continuing operations	$0.28	$0.24	$0.19	$0.73	$0.51

Non-GAAP Financial Measurements
The non-GAAP financial measurements contained herein are a supplement to the corresponding financial measurements prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial information presented excludes the items summarized in the above table. Management believes that adjustments for these items enhance the comparison of period to period operating results or these items are not indicative of the Company’s on-going core operating performance.
The Company has presented non-GAAP income from continuing operations and non-GAAP diluted income from continuing operations per share, on a basis consistent with its historical presentation, to assist investors in understanding the Company’s core income from continuing operations and core diluted income from continuing operations per share on an on-going basis. The non-GAAP presentation also enhances comparisons of the Company’s core net profitability with historical periods and comparisons of the Company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP income from continuing operations and non-GAAP diluted income from continuing operations per share are important measures in the evaluation of the Company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the Company’s on-going net profitability and related profitability on a diluted per share basis.

Management uses non-GAAP income from continuing operations in its evaluation of the Company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the Company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measurement.
The non-GAAP financial measurements presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP information presented by the Company may be different from the non-GAAP measures used by other companies.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited - in thousands)	Three Months Ended			Nine Months Ended
	December 31,	October 1,	January 1,	December 31,	January 1,
	2006	2006	2006	2006	2006
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$495	$424	$—	$1,431	$—
Amortization of purchased intangible assets	2,245	2,245	—	7,476	—
Acquisition-related stock-based compensation	13	13	—	39	—

Total cost of revenue adjustments	2,753	2,682	—	8,946	—

Operating expenses:
Engineering and development:
Stock-based compensation	3,023	2,419	—	8,266	—
Amortization of purchased intangible assets	67	66	—	200	—
Acquisition-related stock-based compensation	1,811	1,965	170	5,985	170
Sales and marketing:
Stock-based compensation	1,767	1,425	—	5,883	—
Amortization of purchased intangible assets	58	59	—	175	—
Acquisition-related stock-based compensation	491	591	42	1,714	42
General and administrative:
Stock-based compensation	2,226	2,103	—	6,966	—
Acquisition-related stock-based compensation	22	24	—	71	—
Insurance recovery	—	—	(700)	—	(700)
Purchased in-process research and development	—	—	—	1,910	—

Total operating expense adjustments	9,465	8,652	(488)	31,170	(488)

Total non-GAAP adjustments before income taxes	12,218	11,334	(488)	40,116	(488)
Income tax effect	(2,777)	(3,441)	194	(10,205)	194

Total non-GAAP adjustments	$9,441	$7,893	$(294)	$29,911	$(294)

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	December 31, 2006	April 2, 2006
ASSETS

Current assets:
Cash and cash equivalents	$91,643	$125,192
Short-term marketable securities	325,413	540,448
Accounts receivable, net	85,545	67,571
Inventories	44,464	39,440
Other current assets	36,648	46,441

Total current assets	583,713	819,092

Long-term marketable securities	138,272	—
Property and equipment, net	89,923	82,630
Goodwill	137,557	24,725
Purchased intangible assets, net	37,389	7,954
Other assets	31,218	3,306

	$1,018,072	$937,707

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$33,305	$32,160
Accrued compensation	29,493	23,520
Income taxes payable	18,606	12,920
Deferred revenue	6,645	3,662
Other current liabilities	7,829	6,091

Total current liabilities	95,878	78,353

Deferred tax liabilities	2,709	—

Total liabilities	98,587	78,353

Stockholders’ equity:
Common stock	198	195
Additional paid-in capital	598,614	537,648
Retained earnings	970,287	883,310
Accumulated other comprehensive loss	(3,998)	(1,799)
Treasury stock	(645,616)	(560,000)

Total stockholders’ equity	919,485	859,354

	$1,018,072	$937,707

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Nine Months Ended
	December 31,	January 1,
	2006	2006
Cash flows from operating activities:
Net income	$86,977	$251,039
Income from discontinued operations, net of income taxes	—	(30,595)
Gain from sale of discontinued operations, net of income taxes	—	(129,987)

Income from continuing operations	86,977	90,457
Adjustments to reconcile income from continuing operations to net cash provided by continuing operating activities:
Depreciation and amortization	26,904	12,851
Stock-based compensation	22,546	175
Acquisition-related stock-based compensation	7,809	212
Purchased in-process research and development	1,910	—
Deferred income taxes	(14,643)	(7,117)
Provision for losses on accounts receivable	(55)	57
Loss on disposal of property and equipment	163	130
Tax benefit from issuance of stock under stock plans	—	2,134
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(14,197)	(15,894)
Inventories	(2,915)	(6,578)
Other assets	1,109	3,014
Accounts payable	(2,777)	3,056
Accrued compensation	(1,443)	(2,276)
Income taxes payable	5,686	22,223
Deferred revenue	2,983	1,557
Other liabilities	629	958

Net cash provided by continuing operating activities	120,686	104,959

Cash flows from investing activities:
Purchases of marketable securities	(240,441)	(639,830)
Sales and maturities of marketable securities	313,644	689,038
Additions to property and equipment	(23,666)	(18,139)
Acquisition of businesses, net of cash acquired	(142,383)	(35,241)
Restricted cash received from escrow	12,508	—
Restricted cash placed in escrow	(24,000)	(12,000)

Net cash used in continuing investing activities	(104,338)	(16,172)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	31,063	12,394
Tax benefit from issuance of stock under stock plans	6,288	—
Payoff of line of credit assumed in acquisition	(1,632)	—
Purchase of treasury stock	(85,616)	(414,999)

Net cash used in continuing financing activities	(49,897)	(402,605)

Net cash used in continuing operations	(33,549)	(313,818)

Cash flows from discontinued operations:
Net cash provided by operating activities	—	32,719
Net cash provided by investing activities, including proceeds from sale	—	181,336

Net cash provided by discontinued operations	—	214,055

Net decrease in cash and cash equivalents	(33,549)	(99,763)

Cash and cash equivalents at beginning of period	125,192	165,644

Cash and cash equivalents at end of period	$91,643	$65,881

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the Company’s revenue components is as follows:

	Three Months Ended			Nine Months Ended
	December 31,	October 1,	January 1,	December 31,	January 1,
	2006	2006	2006	2006	2006
SAN Infrastructure Products	$152,463	$135,283	$120,402	$415,145	$338,205
Management Controllers	2,557	5,430	6,050	14,876	20,006
Other	2,591	4,585	2,733	9,580	5,416

	$157,611	$145,298	$129,185	$439,601	$363,627

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended			Nine Months Ended
	December 31,	October 1,	January 1,	December 31,	January 1,
	2006	2006	2006	2006	2006
United States	$78,779	$79,072	$68,394	$236,224	$199,062
Europe, Middle East and Africa	38,677	31,280	31,551	96,724	83,675
Asia-Pacific and Japan	29,769	27,784	27,700	86,797	78,707
Rest of world	10,386	7,162	1,540	19,856	2,183

	$157,611	$145,298	$129,185	$439,601	$363,627